EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.  Prior period amounts were revised in the first quarter of 2011 to reflect various changes associated with the Company's reclassification of certain contractual lump sum payments to partners, previously recognized in Other, net, expenses, as either contra Discount revenue or Marketing and promotion expense.  Additionally, the tables reflect changes to the Company's segment allocation methodology  due to reorganization of certain businesses, such as Enterprise Growth, across its reportable operating segments.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,336	$4,017	8%	$16,734	$14,880	12%
Net card fees	545	534	2	2,183	2,102	4
Travel commissions and fees	514	471	9	1,971	1,773	11
Other commissions and fees	552	519	6	2,269	2,031	12
Other	618	513	20	2,164	1,927	12
Total non-interest revenues	6,565	6,054	8	25,321	22,713	11
Interest income
Interest and fees on loans	1,654	1,676	(1)	6,537	6,783	(4)
Interest and dividends on investment securities	72	98	(27)	327	443	(26)
Deposits with banks and other	26	21	24	97	66	47
Total interest income	1,752	1,795	(2)	6,961	7,292	(5)
Interest expense
Deposits	133	140	(5)	528	546	(3)
Short-term borrowings	5	1	#	11	3	#
Long-term debt and other	437	464	(6)	1,781	1,874	(5)
Total interest expense	575	605	(5)	2,320	2,423	(4)
Net interest income	1,177	1,190	(1)	4,641	4,869	(5)
Total revenues net of interest expense	7,742	7,244	7	29,962	27,582	9
Provisions for losses
Charge card	237	183	30	770	595	29
Cardmember loans	149	37	#	253	1,527	(83)
Other	23	19	21	89	85	5
Total provisions for losses	409	239	71	1,112	2,207	(50)
Total revenues net of interest expense after provisions for losses	7,333	7,005	5	28,850	25,375	14

Expenses
Marketing and promotion	735	833	(12)	2,996	3,147	(5)
Cardmember rewards	1,463	1,334	10	6,218	5,000	24
Cardmember services	190	166	14	716	591	21
Salaries and employee benefits	1,537	1,570	(2)	6,252	5,566	12
Professional services	853	908	(6)	2,951	2,806	5
Occupancy and equipment	467	428	9	1,685	1,562	8
Communications	98	99	(1)	378	383	(1)
Other, net	242	190	27	698	356	96
Total	5,585	5,528	1	21,894	19,411	13
Pretax income from continuing operations	1,748	1,477	18	6,956	5,964	17
Income tax provision	556	415	34	2,057	1,907	8
Income from continuing operations	1,192	1,062	12	4,899	4,057	21
Income from discontinued operations, net of tax	-	-	-	36	-	#
Net income	$1,192	$1,062	12	$4,935	$4,057	22
Income from continuing operations attributable to common shareholders (A)	$1,178	$1,050	12	$4,841	$4,006	21
Net income attributable to common shareholders (A)	$1,178	$1,050	12	$4,877	$4,006	22

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less earnings allocated to participating share awards and other items of $14 million and $12 million for the three months ended December 31, 2011 and 2010, and $58 million and $51 million for the twelve months ended December 31, 2011 and 2010, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets
(Billions)

	December 31, 2011	December 31, 2010

Assets
Cash	$25	$16
Accounts receivable	44	40
Investment securities	7	14
Loans	61	58
Other assets	16	19
Total assets	$153	$147

Liabilities and Shareholders' Equity
Customer deposits	$38	$30
Short-term borrowings	3	3
Long-term debt	60	66
Other liabilities	33	32
Total liabilities	134	131

Shareholders' Equity	19	16
Total liabilities and shareholders' equity	$153	$147

(Preliminary)
American Express Company
Financial Summary
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$3,897	$3,728	5%	$15,071	$14,462	4%
International Card Services	1,333	1,238	8	5,239	4,643	13
Global Commercial Services	1,183	1,067	11	4,625	4,127	12
Global Network & Merchant Services	1,316	1,172	12	4,942	4,305	15
	7,729	7,205	7	29,877	27,537	8
Corporate & Other	13	39	(67)	85	45	89

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,742	$7,244	7	$29,962	$27,582	9

Pretax income (loss) from continuing operations
U.S. Card Services	$1,168	$1,059	10	$4,129	$3,504	18
International Card Services	137	102	34	762	589	29
Global Commercial Services	276	140	97	1,075	723	49
Global Network & Merchant Services	502	381	32	1,979	1,589	25
	2,083	1,682	24	7,945	6,405	24
Corporate & Other	(335)	(205)	63	(989)	(441)	#

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,748	$1,477	18	$6,956	$5,964	17

Net income (loss)
U.S. Card Services	$727	$700	4	$2,680	$2,225	20
International Card Services	152	99	54	723	537	35
Global Commercial Services	180	103	75	738	450	64
Global Network & Merchant Services	324	259	25	1,293	1,025	26
	1,383	1,161	19	5,434	4,237	28
Corporate & Other	(191)	(99)	93	(535)	(180)	#
Income from continuing operations	1,192	1,062	12	4,899	4,057	21
Income from discontinued operations, net of tax	-	-	-	36	-	#

NET INCOME	$1,192	$1,062	12	$4,935	$4,057	22

# - Denotes a variance of more than 100%.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.02	$0.88	16%	$4.11	$3.37	22%
Income from discontinued operations	-	-	-	0.03	-	#
Net income attributable to common shareholders	$1.02	$0.88	16%	$4.14	$3.37	23%

Average common shares outstanding (millions)	1,157	1,188	(3)%	1,178	1,188	(1)%

DILUTED
Income from continuing operations attributable to common shareholders	$1.01	$0.88	15%	$4.09	$3.35	22%
Income from discontinued operations	-	-	-	0.03	-	#
Net income attributable to common shareholders	$1.01	$0.88	15%	$4.12	$3.35	23%

Average common shares outstanding (millions)	1,163	1,194	(3)%	1,184	1,195	(1)%

Cash dividends declared per common share	$0.18	$0.18	-	$0.72	$0.72	-

Selected Statistical Information

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Return on average equity (A)	27.7%	27.5%		27.7%	27.5%
Return on average common equity (A)	27.3%	27.2%		27.3%	27.2%
Return on average tangible common equity (A)	35.8%	35.1%		35.8%	35.1%
Common shares outstanding (millions)	1,164	1,197	(3)%	1,164	1,197	(3)%
Book value per common share	$16.15	$13.56	19%	$16.15	$13.56	19%
Shareholders' equity (billions)	$18.8	$16.2	16%	$18.8	$16.2	16%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information
(Millions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)
Card billed business (billions) (A):
United States	$145.5	$131.1	11%	$542.8	$479.3	13%
Outside the United States	73.5	66.6	10	279.4	234.0	19
Total	$219.0	$197.7	11	$822.2	$713.3	15

Total cards-in-force (B):
United States	50.6	48.9	3%	50.6	48.9	3%
Outside the United States	46.8	42.1	11	46.8	42.1	11
Total	97.4	91.0	7	97.4	91.0	7

Basic cards-in-force (B) (C):
United States	39.3	37.9	4%	39.3	37.9	4%
Outside the United States	37.4	33.7	11	37.4	33.7	11
Total	76.7	71.6	7	76.7	71.6	7

Average discount rate (D)	2.51%	2.52%		2.54%	2.55%
Average basic cardmember spending (dollars) (E)	$3,933	$3,629	8%	$14,881	$13,259	12%
Average fee per card (dollars) (E)	$39	$38	3%	$39	$38	3%
Average fee per card adjusted (dollars) (E)	$42	$42	-%	$43	$41	5%

(A)  Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C)  Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D)  This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E)  Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $67 million and $63 million for the quarters ended December 31, 2011 and 2010, respectively, and $265 million and $220 million for the years ended December 31, 2011and 2010, respectively.  The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded was $57 million and $51 million for the quarters ended December 31, 2011 and 2010, respectively, and $219 million and $207 million for the years ended Decemer 31, 2011 and 2010, respectively.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)
(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)
Worldwide cardmember receivables:
Total receivables	$40.9	$37.3	10%	$40.9	$37.3	10%
Loss reserves (millions):
Beginning balance	$388	$364	7%	$386	$546	(29)%
Provisions for losses on authorized transactions (A)	199	147	35	603	439	37
Net write-offs	(154)	(117)	32	(560)	(598)	(6)
Other	5	(8)	#	9	(1)	#
Ending balance	$438	$386	13	$438	$386	13
% of receivables	1.1%	1.0%		1.1%	1.0%
Net write-off rate (principal only) - USCS (B)	1.9%	1.4%		1.7%	1.6%
Net write-off rate (principal and fees) - USCS (B)	2.0%	1.6%		1.9%	1.8%
30 days past due as a % of total - USCS	1.9%	1.5%		1.9%	1.5%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.09%		0.09%	0.16%
90 days past billing as a % of total - ICS/GCS	0.9%	0.9%		0.9%	0.9%

Worldwide cardmember loans:
Total loans	$62.6	$60.9	3%	$62.6	$60.9	3%
30 days past due loans as a % of total	1.5%	2.1%		1.5%	2.1%
Loss reserves (millions):
Beginning balance	$2,139	$4,318	(50)%	$3,646	$3,268	12%
Adoption of new GAAP consolidation standard (C)	N/A	N/A	-	N/A	$2,531	-
Provisions for losses on authorized transactions	122	16	#	145	1,445	(90)
Net write-offs - principal	(345)	(630)	(45)	(1,720)	(3,260)	(47)
Net write-offs - interest and fees	(42)	(72)	(42)	(201)	(359)	(44)
Other	-	14	#	4	21	(81)
Ending balance	$1,874	$3,646	(49)	$1,874	$3,646	(49)
Ending Reserves - principal	$1,818	$3,551	(49)	$1,818	$3,551	(49)
Ending Reserves - interest and fees	$56	$95	(41)	$56	$95	(41)
% of loans	3.0%	6.0%		3.0%	6.0%
% of past due	206%	287%		206%	287%
Average loans	$59.9	$58.5	2%	$59.1	$58.4	1%
Net write-off rate (principal only) (B)	2.3%	4.3%		2.9%	5.6%
Net write-off rate (principal, interest and fees) (B)	2.6%	4.8%		3.3%	6.2%
Net interest income divided by average loans (D) (E)	7.8%	8.1%		7.9%	8.3%
Net interest yield on cardmember loans (D)	8.9%	9.3%		9.1%	9.7%

# - Denotes a variance of more than 100%.

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C) Effective January 1, 2010, $29.0 billion of the Company’s securitized portfolio of cardmember loans along with a $2.5 billion loan loss reserve were consolidated on the Company's balance sheets due to the consolidation of the American Express Credit Account Master Trust upon the adoption of GAAP governing the accounting for transfers of financial assets and consolidation of variable interest entities.

(D)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Revenues
Non-interest revenues
Discount revenue	$4,336	$4,218	$4,278	$3,902	$4,017
Net card fees	545	556	545	537	534
Travel commissions and fees	514	480	523	454	471
Other commissions and fees	552	604	584	529	519
Other	618	534	537	475	513
Total non-interest revenues	6,565	6,392	6,467	5,897	6,054
Interest income
Interest and fees on loans	1,654	1,653	1,611	1,619	1,676
Interest and dividends on investment securities	72	68	99	88	98
Deposits with banks and other	26	33	18	20	21
Total interest income	1,752	1,754	1,728	1,727	1,795
Interest expense
Deposits	133	127	131	137	140
Short-term borrowings	5	5	1	-	1
Long-term debt and other	437	443	445	456	464
Total interest expense	575	575	577	593	605
Net interest income	1,177	1,179	1,151	1,134	1,190
Total revenues net of interest expense	7,742	7,571	7,618	7,031	7,244
Provisions for losses
Charge card	237	174	161	198	183
Cardmember loans	149	48	176	(120)	37
Other	23	27	20	19	19
Total provisions for losses	409	249	357	97	239
Total revenues net of interest expense after provisions for losses	7,333	7,322	7,261	6,934	7,005

Expenses
Marketing and promotion	735	757	795	709	833
Cardmember rewards	1,463	1,565	1,613	1,577	1,334
Cardmember services	190	189	173	164	166
Salaries and employee benefits	1,537	1,598	1,595	1,522	1,570
Professional services	853	690	745	663	908
Occupancy and equipment	467	433	391	394	428
Communications	98	93	92	95	99
Other, net	242	286	92	78	190
Total	5,585	5,611	5,496	5,202	5,528
Pretax income from continuing operations	1,748	1,711	1,765	1,732	1,477
Income tax provision	556	476	470	555	415
Income from continuing operations	1,192	1,235	1,295	1,177	1,062
Income from discontinued operations, net of tax	-	-	36	-	-
Net income	$1,192	$1,235	$1,331	$1,177	$1,062
Income from continuing operations attributable to common shareholders (A)	$1,178	$1,220	$1,280	$1,163	$1,050
Net income attributable to common shareholders (A)	$1,178	$1,220	$1,316	$1,163	$1,050

(A) Represents income from continuing operations or net income, as applicable,  less earnings allocated to participating share awards and other items of $14 million for the quarter ended December 31, 2011, $15 million for the quarter ended September 30, 2011, $15 million for the quarter ended June 30, 2011, $14 million for the quarter ended March 31, 2011 and $12 million for the quarter ended December 31, 2010.

(Preliminary)
American Express Company
Financial Summary
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Total revenues net of interest expense
U.S. Card Services	$3,897	$3,838	$3,759	$3,577	$3,728
International Card Services	1,333	1,347	1,351	1,208	1,238
Global Commercial Services	1,183	1,130	1,191	1,121	1,067
Global Network & Merchant Services	1,316	1,250	1,239	1,137	1,172
	7,729	7,565	7,540	7,043	7,205

Corporate & Other	13	6	78	(12)	39

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$7,742	$7,571	$7,618	$7,031	$7,244

Pretax income (loss) from continuing operations
U.S. Card Services	$1,168	$1,151	$900	$910	$1,059
International Card Services	137	189	196	240	102
Global Commercial Services	276	269	265	265	140
Global Network & Merchant Services	502	514	487	476	381
	2,083	2,123	1,848	1,891	1,682
Corporate & Other	(335)	(412)	(83)	(159)	(205)

PRETAX INCOME FROM CONTINUING OPERATIONS	$1,748	$1,711	$1,765	$1,732	$1,477

Net income (loss)
U.S. Card Services	$727	$733	$665	$555	$700
International Card Services	152	221	161	189	99
Global Commercial Services	180	197	177	184	103
Global Network & Merchant Services	324	332	324	313	259
	1,383	1,483	1,327	1,241	1,161
Corporate & Other	(191)	(248)	(32)	(64)	(99)
Income from continuing operations	1,192	1,235	1,295	1,177	1,062
Income from discontinued operations, net of tax	-	-	36	-	-

NET INCOME	$1,192	$1,235	$1,331	$1,177	$1,062

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
EARNINGS PER COMMON SHARE

BASIC
Income from continuing operations attributable to common shareholders	$1.02	$1.04	$1.08	$0.98	$0.88
Income from discontinued operations	-	-	0.03	-	-
Net income attributable to common shareholders	$1.02	$1.04	$1.11	$0.98	$0.88

Average common shares outstanding (millions)	1,157	1,175	1,190	1,192	1,188

DILUTED
Income from continuing operations attributable to common shareholders	$1.01	$1.03	$1.07	$0.97	$0.88
Income from discontinued operations	-	-	0.03	-	-
Net income attributable to common shareholders	$1.01	$1.03	$1.10	$0.97	$0.88

Average common shares outstanding (millions)	1,163	1,181	1,197	1,198	1,194

Cash dividends declared per common share	$0.18	$0.18	$0.18	$0.18	$0.18

Selected Statistical Information

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Return on average equity (A)	27.7%	27.8%	28.2%	27.9%	27.5%
Return on average common equity (A)	27.3%	27.5%	27.9%	27.6%	27.2%
Return on average tangible common equity (A)	35.8%	35.7%	36.1%	35.6%	35.1%
Common shares outstanding (millions)	1,164	1,169	1,193	1,202	1,197
Book value per common share	$16.15	$15.49	$15.26	$14.54	$13.56
Shareholders' equity (billions)	$18.8	$18.1	$18.2	$17.5	$16.2

 (A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information
(Millions, except percentages and where indicated)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Card billed business (billions) (A):
United States	$145.5	$136.4	$136.8	$124.1	$131.1
Outside the United States	73.5	71.3	70.8	63.8	66.6
Total	$219.0	$207.7	$207.6	$187.9	$197.7
Total cards-in-force (B):
United States	50.6	50.2	49.8	49.4	48.9
Outside the United States	46.8	45.6	44.2	43.0	42.1
Total	97.4	95.8	94.0	92.4	91.0
Basic cards-in-force (B) (C):
United States	39.3	38.9	38.7	38.3	37.9
Outside the United States	37.4	36.4	35.3	34.4	33.7
Total	76.7	75.3	74.0	72.7	71.6

Average discount rate (D)	2.51%	2.54%	2.54%	2.55%	2.52%
Average basic cardmember spending (dollars) (E)	$3,933	$3,739	$3,767	$3,438	$3,629
Average fee per card (dollars) (E)	$39	$40	$39	$39	$38
Average fee per card adjusted (dollars) (E)	$42	$43	$43	$42	$42

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.  Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding.  Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account.  Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers.  Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(C) Prior to and including the fourth quarter of 2010, the Company did not have the data necessary to separately report Basic and Supplementary cards-in-force (CIF) for Global Network Services; therefore, all cards-in-force for Global Network Services was reported as Basic CIF. Starting in the first quarter of 2011, as the necessary data became available, the Company began to separately report Basic and Supplementary CIF for Global Network Services.  The Company has accordingly revised prior periods to conform with the current period presentation.

(D) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards.  It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(E) Average basic cardmember spending and average fee per card are computed from proprietary card activities only.  Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force.  The card fees related to cardmember loans included in interest and fees on loans were $67 million for the quarter ended December 31, 2011, $66 million for the quarter ended September 30, 2011, $68 million for the quarter ended June 30, 2011, $64 million for the quarter ended March 31, 2011 and $63 million for the quarter ended December 31, 2010. The adjusted average fee per card, a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans).  The amount of amortization excluded for these periods were $57 million for the quarter ended December 31, 2011, $52 million for the quarter ended September 30, 2011, $56 million for the quarter ended June 30, 2011, $54 million for the quarter ended March 31, 2011 and $51 million for the quarter ended December 31, 2010.  The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)
(Billions, except percentages and where indicated)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Worldwide cardmember receivables:
Total receivables	$40.9	$39.8	$40.1	$37.7	$37.3
Loss reserves (millions):
Beginning balance	$388	$415	$421	$386	$364
Provisions for losses on authorized transactions (A)	199	125	119	160	147
Net write-offs	(154)	(146)	(128)	(132)	(117)
Other	5	(6)	3	7	(8)
Ending balance	$438	$388	$415	$421	$386
% of receivables	1.1%	1.0%	1.0%	1.1%	1.0%
Net write-off rate (principal only) - USCS (B)	1.9%	1.8%	1.5%	1.7%	1.4%
Net write-off rate (principal and fees) - USCS (B)	2.0%	1.9%	1.7%	1.8%	1.6%
30 days past due as a % of total - USCS	1.9%	2.0%	1.7%	1.8%	1.5%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.10%	0.10%	0.09%	0.09%	0.09%
90 days past billing as a % of total - ICS/GCS	0.9%	0.8%	0.8%	0.8%	0.9%

Worldwide cardmember loans:
Total loans	$62.6	$58.2	$58.7	$57.8	$60.9
30 days past due loans as a % of total	1.5%	1.5%	1.6%	1.9%	2.1%
Loss reserves (millions):
Beginning balance	$2,139	$2,560	$2,921	$3,646	$4,318
Provisions for losses on authorized transactions	122	16	146	(139)	16
Net write-offs - principal	(345)	(383)	(457)	(535)	(630)
Net write-offs - interest and fees	(42)	(44)	(54)	(61)	(72)
Other	-	(10)	4	10	14
Ending balance	$1,874	$2,139	$2,560	$2,921	$3,646
Ending Reserves - principal	$1,818	$2,080	$2,488	$2,839	$3,551
Ending Reserves - interest and fees	$56	$59	$72	$82	$95
% of loans	3.0%	3.7%	4.4%	5.1%	6.0%
% of past due	206%	238%	273%	263%	287%
Average loans	$59.9	$58.9	$58.5	$58.5	$58.5
Net write-off rate (principal only) (B)	2.3%	2.6%	3.1%	3.7%	4.3%
Net write-off rate (principal, interest and fees) (B)	2.6%	2.9%	3.5%	4.1%	4.8%
Net interest income divided by average loans (C) (D)	7.8%	7.9%	7.9%	7.9%	8.1%
Net interest yield on cardmember loans (C)	8.9%	9.1%	9.0%	9.2%	9.3%

(A)  Represents loss provisions for cardmember receivables consisting of principal (resulting from authorized transactions) and fee reserve components.

(B)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(C)  See Appendix III for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(D)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$2,756	$2,606	6%	$10,648	$9,884	8%
Interest income	1,344	1,330	1	5,230	5,390	(3)
Interest expense	203	208	(2)	807	812	(1)
Net interest income	1,141	1,122	2	4,423	4,578	(3)
Total revenues net of interest expense	3,897	3,728	5	15,071	14,462	4
Provisions for losses	269	111	#	687	1,591	(57)
Total revenues net of interest expense after provisions for losses	3,628	3,617	-	14,384	12,871	12
Expenses
Marketing, promotion, rewards and cardmember services	1,540	1,533	-	6,593	5,744	15
Salaries and employee benefits and other operating expenses	920	1,025	(10)	3,662	3,623	1
Total	2,460	2,558	(4)	10,255	9,367	9
Pretax segment income	1,168	1,059	10	4,129	3,504	18
Income tax provision	441	359	23	1,449	1,279	13
Segment income	$727	$700	4	$2,680	$2,225	20

# - Denotes a variance of more than 100%.

(Preliminary)
U.S. Card Services
Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Card billed business	$114.6	$103.4	11%	$424.3	$378.1	12%
Total cards-in-force (millions)	40.9	39.9	3%	40.9	39.9	3%
Basic cards-in-force (millions)	30.4	29.7	2%	30.4	29.7	2%
Average basic cardmember spending (dollars)	$3,779	$3,480	9%	$14,124	$12,795	10%

U.S. Consumer Travel:
Travel sales (millions)	$834	$713	17%	$3,603	$3,116	16%
Travel commissions and fees/sales	8.3%	8.8%		8.3%	8.2%

Total segment assets	$97.8	$91.3	7%	$97.8	$91.3	7%
Segment capital (millions) (A)	$8,804	$7,411	19%	$8,804	$7,411	19%
Return on average segment capital (B)	33.0%	35.0%		33.0%	35.0%
Return on average tangible segment capital (B)	34.8%	37.8%		34.8%	37.8%

Cardmember receivables:
Total receivables	$20.6	$19.2	7%	$20.6	$19.2	7%
30 days past due as a % of total	1.9%	1.5%		1.9%	1.5%
Average receivables	$19.7	$17.5	13%	$18.8	$17.1	10%
Net write-off rate (principal only) (C)	1.9%	1.4%		1.7%	1.6%
Net write-off rate (principal and fees) (C)	2.0%	1.6%		1.9%	1.8%

Cardmember loans:
Total loans	$53.7	$51.6	4%	$53.7	$51.6	4%
30 days past due loans as a % of total	1.4%	2.1%		1.4%	2.1%
Average loans	$51.4	$49.8	3%	$50.3	$49.8	1%
Net write-off rate (principal only) (C)	2.3%	4.4%		2.9%	5.8%
Net write-off rate (principal, interest and fees) (C)	2.5%	4.8%		3.2%	6.3%
Net interest income divided by average loans (D) (E)	8.8%	8.9%		8.8%	9.2%
Net interest yield on cardmember loans (D)	8.9%	9.1%		8.9%	9.4%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
U.S. Card Services
Selected Income Statement Data
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Revenues
Discount revenue, net card fees and other	$2,756	$2,710	$2,696	$2,486	$2,606
Interest income	1,344	1,329	1,263	1,294	1,330
Interest expense	203	201	200	203	208
Net interest income	1,141	1,128	1,063	1,091	1,122
Total revenues net of interest expense	3,897	3,838	3,759	3,577	3,728
Provisions for losses	269	143	228	47	111
Total revenues net of interest expense after provisions for losses	3,628	3,695	3,531	3,530	3,617
Expenses
Marketing, promotion, rewards and cardmember services	1,540	1,646	1,689	1,718	1,533
Salaries and employee benefits and other operating expenses	920	898	942	902	1,025
Total	2,460	2,544	2,631	2,620	2,558
Pretax segment income	1,168	1,151	900	910	1,059
Income tax provision	441	418	235	355	359
Segment income	$727	$733	$665	$555	$700

(Preliminary)
U.S. Card Services
Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Card billed business	$114.6	$106.8	$106.8	$96.1	$103.4
Total cards-in-force (millions)	40.9	40.7	40.4	40.1	39.9
Basic cards-in-force (millions)	30.4	30.2	30.1	29.8	29.7
Average basic cardmember spending (dollars)	$3,779	$3,542	$3,567	$3,231	$3,480

U.S. Consumer Travel:
Travel sales	$0.8	$0.9	$1.0	$0.8	$0.7
Travel commissions and fees/sales	8.3%	8.5%	8.4%	7.9%	8.8%

Total segment assets	$97.8	$87.9	$85.8	$81.2	$91.3
Segment capital (A)	$8.8	$8.2	$8.2	$8.0	$7.4
Return on average segment capital (B)	33.0%	34.2%	34.4%	35.1%	35.0%
Return on average tangible segment capital (B)	34.8%	36.2%	36.6%	37.6%	37.8%

Cardmember receivables:
Total receivables	$20.6	$19.0	$19.2	$17.6	$19.2
30 days past due as a % of total	1.9%	2.0%	1.7%	1.8%	1.5%
Average receivables	$19.7	$19.1	$18.4	$17.9	$17.5
Net write-off rate (principal only) (C)	1.9%	1.8%	1.5%	1.7%	1.4%
Net write-off rate (principal and fees) (C)	2.0%	1.9%	1.7%	1.8%	1.6%

Cardmember loans:
Total loans	$53.7	$49.9	$49.9	$49.2	$51.6
30 days past due loans as a % of total	1.4%	1.5%	1.5%	1.8%	2.1%
Average loans	$51.4	$50.2	$49.7	$49.6	$49.8
Net write-off rate (principal only) (C)	2.3%	2.6%	3.2%	3.7%	4.4%
Net write-off rate (principal, interest and fees) (C)	2.5%	2.9%	3.5%	4.1%	4.8%
Net interest income divided by average loans (D) (E)	8.8%	8.9%	8.6%	8.9%	8.9%
Net interest yield on cardmember loans (D)	8.9%	9.0%	8.7%	9.1%	9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C)  The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D)  See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,128	$1,010	12%	$4,361	$3,678	19%
Interest income	309	346	(11)	1,304	1,393	(6)
Interest expense	104	118	(12)	426	428	-
Net interest income	205	228	(10)	878	965	(9)
Total revenues net of interest expense	1,333	1,238	8	5,239	4,643	13
Provisions for losses	84	80	5	268	392	(32)
Total revenues net of interest expense after provisions for losses	1,249	1,158	8	4,971	4,251	17
Expenses
Marketing, promotion, rewards and cardmember services	497	458	9	1,857	1,612	15
Salaries and employee benefits and other operating expenses	615	598	3	2,352	2,050	15
Total	1,112	1,056	5	4,209	3,662	15
Pretax segment income	137	102	34	762	589	29
Income tax (benefit)/provision	(15)	3	#	39	52	(25)
Segment income	$152	$99	54	$723	$537	35

# - Denotes a variance of more than 100%.

(Preliminary)
International Card Services
Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Card billed business	$32.8	$30.9	6%	$124.2	$107.9	15%
Total cards-in-force (millions)	15.3	15.0	2%	15.3	15.0	2%
Basic cards-in-force (millions)	10.5	10.4	1%	10.5	10.4	1%
Average basic cardmember spending (dollars)	$3,137	$2,971	6%	$11,935	$10,366	15%

International Consumer Travel:
Travel sales (millions)	$335	$312	7%	$1,324	$1,126	18%
Travel commissions and fees/sales	8.4%	8.7%		7.8%	8.0%

Total segment assets	$29.1	$25.3	15%	$29.1	$25.3	15%
Segment capital (millions) (A)	$2,840	$2,199	29%	$2,840	$2,199	29%
Return on average segment capital (B)	25.8%	25.1%		25.8%	25.1%
Return on average tangible segment capital (B)	49.8%	34.8%		49.8%	34.8%

Cardmember receivables:
Total receivables	$7.2	$6.7	7%	$7.2	$6.7	7%
90 days past billing as a % of total	0.9%	1.0%		0.9%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.15%		0.15%	0.24%

Cardmember loans:
Total loans	$8.9	$9.3	(4)%	$8.9	$9.3	(4)%
30 days past due loans as a % of total	1.7%	2.3%		1.7%	2.3%
Average loans	$8.5	$8.7	(2)%	$8.8	$8.6	2%
Net write-off rate (principal only) (C)	2.2%	4.0%		2.7%	4.6%
Net write-off rate (principal, interest and fees) (C)	2.8%	4.7%		3.3%	5.5%
Net interest income divided by average loans (D) (E)	9.6%	10.4%		10.0%	11.2%
Net interest yield on cardmember loans (D)	9.2%	10.6%		9.9%	11.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
International Card Services
Selected Income Statement Data
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Revenues
Discount revenue, net card fees and other	$1,128	$1,132	$1,112	$989	$1,010
Interest income	309	323	347	325	346
Interest expense	104	108	108	106	118
Net interest income	205	215	239	219	228
Total revenues net of interest expense	1,333	1,347	1,351	1,208	1,238
Provisions for losses	84	101	78	5	80
Total revenues net of interest expense after provisions for losses	1,249	1,246	1,273	1,203	1,158
Expenses
Marketing, promotion, rewards and cardmember services	497	460	493	407	458
Salaries and employee benefits and other operating expenses	615	597	584	556	598
Total	1,112	1,057	1,077	963	1,056
Pretax segment income	137	189	196	240	102
Income tax (benefit)/provision	(15)	(32)	35	51	3
Segment income	$152	$221	$161	$189	$99

(Preliminary)
International Card Services
Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Card billed business	$32.8	$31.6	$31.5	$28.4	$30.9
Total cards-in-force (millions)	15.3	15.2	15.1	15.0	15.0
Basic cards-in-force (millions)	10.5	10.4	10.4	10.4	10.4
Average basic cardmember spending (dollars)	$3,137	$3,032	$3,032	$2,735	$2,971

International Consumer Travel:
Travel sales	$0.3	$0.3	$0.3	$0.3	$0.3
Travel commissions and fees/sales	8.4%	7.5%	7.6%	7.6%	8.7%

Total segment assets	$29.1	$27.8	$28.2	$26.7	$25.3
Segment capital (A)	$2.8	$2.9	$3.0	$3.0	$2.2
Return on average segment capital (B)	25.8%	25.3%	24.1%	25.8%	25.1%
Return on average tangible segment capital (B)	49.8%	45.5%	40.1%	39.4%	34.8%

Cardmember receivables:
Total receivables	$7.2	$6.7	$6.9	$6.5	$6.7
90 days past billing as a % of total	0.9%	0.9%	1.0%	1.0%	1.0%
Net loss ratio (as a % of charge volume)	0.15%	0.16%	0.15%	0.15%	0.15%

Cardmember loans:
Total loans	$8.9	$8.3	$8.8	$8.5	$9.3
30 days past due loans as a % of total	1.7%	1.9%	2.1%	2.4%	2.3%
Average loans	$8.5	$8.7	$8.8	$8.8	$8.7
Net write-off rate (principal only) (C)	2.2%	2.5%	2.9%	3.2%	4.0%
Net write-off rate (principal, interest and fees) (C)	2.8%	3.1%	3.6%	3.9%	4.7%
Net interest income divided by average loans (D) (E)	9.6%	9.8%	10.9%	10.1%	10.4%
Net interest yield on cardmember loans (D)	9.2%	9.9%	10.7%	10.0%	10.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on cardmember loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure.  The Company believes net interest yield on cardmember loans is useful to investors because it provides a measure of profitability of the Company’s cardmember loan portfolio.

(E) This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(Preliminary)
Global Commercial Services
Selected Income Statement Data
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,249	$1,130	11%	$4,880	$4,347	12%
Interest income	2	2	-	9	7	29
Interest expense	68	65	5	264	227	16
Net interest expense	(66)	(63)	5	(255)	(220)	16
Total revenues net of interest expense	1,183	1,067	11	4,625	4,127	12
Provisions for losses	35	30	17	76	157	(52)
Total revenues net of interest expense after provisions for losses	1,148	1,037	11	4,549	3,970	15
Expenses
Marketing, promotion, rewards and cardmember services	127	112	13	547	439	25
Salaries and employee benefits and other operating expenses	745	785	(5)	2,927	2,808	4
Total	872	897	(3)	3,474	3,247	7
Pretax segment income	276	140	97	1,075	723	49
Income tax provision	96	37	#	337	273	23
Segment income	$180	$103	75	$738	$450	64

# - Denotes a variance of more than 100%.

(Preliminary)
Global Commercial Services
Selected Statistical Information
(Billions, except percentages and where indicated)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Card billed business	$39.6	$35.9	10%	$154.2	$132.8	16%
Total cards-in-force (millions)	7.0	7.1	(1)%	7.0	7.1	(1)%
Basic cards-in-force (millions)	7.0	7.1	(1)%	7.0	7.1	(1)%
Average basic cardmember spending (dollars)	$5,661	$5,083	11%	$21,898	$18,927	16%

Global Corporate Travel:
Travel sales	$4.7	$4.6	2%	$19.6	$17.5	12%
Travel commissions and fees/sales	8.8%	8.3%		8.0%	8.2%

Total segment assets	$18.8	$18.1	4%	$18.8	$18.1	4%
Segment capital (millions) (A)	$3,564	$3,650	(2)%	$3,564	$3,650	(2)%
Return on average segment capital (B)	20.4%	12.6%		20.4%	12.6%
Return on average tangible segment capital (B)	42.1%	27.1%		42.1%	27.1%

Cardmember receivables:
Total receivables	$12.8	$11.3	13%	$12.8	$11.3	13%
90 days past billing as a % of total	0.8%	0.8%		0.8%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.06%		0.06%	0.11%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Revenues
Discount revenue, net card fees and other	$1,249	$1,195	$1,259	$1,177	$1,130
Interest income	2	3	2	2	2
Interest expense	68	68	70	58	65
Net interest expense	(66)	(65)	(68)	(56)	(63)
Total revenues net of interest expense	1,183	1,130	1,191	1,121	1,067
Provisions for losses	35	(17)	35	23	30
Total revenues net of interest expense after provisions for losses	1,148	1,147	1,156	1,098	1,037
Expenses
Marketing, promotion, rewards and cardmember services	127	157	138	125	112
Salaries and employee benefits and other operating expenses	745	721	753	708	785
Total	872	878	891	833	897
Pretax segment income	276	269	265	265	140
Income tax provision	96	72	88	81	37
Segment income	$180	$197	$177	$184	$103

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Card billed business	$39.6	$38.7	$39.3	$36.6	$35.9
Total cards-in-force (millions)	7.0	7.0	7.1	7.1	7.1
Basic cards-in-force (millions)	7.0	7.0	7.1	7.1	7.1
Average basic cardmember spending (dollars)	$5,661	$5,520	$5,533	$5,175	$5,083

Global Corporate Travel:
Travel sales	$4.7	$4.8	$5.3	$4.9	$4.6
Travel commissions and fees/sales	8.8%	7.8%	7.8%	7.4%	8.3%

Total segment assets	$18.8	$20.3	$20.3	$20.5	$18.1
Segment capital (A)	$3.6	$3.5	$3.8	$3.6	$3.7
Return on average segment capital (B)	20.4%	18.2%	16.9%	15.5%	12.6%
Return on average tangible segment capital (B)	42.1%	37.7%	35.4%	33.5%	27.1%

Cardmember receivables:
Total receivables	$12.8	$13.9	$13.8	$13.3	$11.3
90 days past billing as a % of total	0.8%	0.7%	0.7%	0.7%	0.8%
Net loss ratio (as a % of charge volume)	0.06%	0.06%	0.06%	0.06%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data
(Millions)

	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,254	$1,115	12%	$4,713	$4,101	15%
Interest income	1	1	-	5	4	25
Interest expense	(61)	(56)	9	(224)	(200)	12
Net interest income	62	57	9	229	204	12
Total revenues net of interest expense	1,316	1,172	12	4,942	4,305	15
Provisions for losses	20	15	33	75	61	23
Total revenues net of interest expense after provisions for losses	1,296	1,157	12	4,867	4,244	15
Expenses
Marketing, promotion, rewards and cardmember services	180	172	5	755	755	-
Salaries and employee benefits and other operating expenses	614	604	2	2,133	1,900	12
Total	794	776	2	2,888	2,655	9
Pretax segment income	502	381	32	1,979	1,589	25
Income tax provision	178	122	46	686	564	22
Segment income	$324	$259	25	$1,293	$1,025	26

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended December 31,		Percentage	Years Ended December 31,		Percentage
	2011	2010	Inc/(Dec)	2011	2010	Inc/(Dec)

Global Card billed business (A)	$219.0	$197.7	11%	$822.2	$713.3	15%

Global Network & Merchant Services:
Total segment assets	$17.8	$13.6	31%	$17.8	$13.6	31%
Segment capital (millions) (B)	$2,037	$1,922	6%	$2,037	$1,922	6%
Return on average segment capital (C)	66.3%	61.6%		66.3%	61.6%
Return on average tangible segment capital (C)	74.3%	64.3%		74.3%	64.3%

Global Network Services (D):
Card billed business	$31.4	$26.9	17%	$116.8	$91.7	27%
Total cards-in-force (millions)	34.2	29.0	18%	34.2	29.0	18%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Revenues
Discount revenue, fees and other	$1,254	$1,188	$1,183	$1,088	$1,115
Interest income	1	2	1	1	1
Interest expense	(61)	(60)	(55)	(48)	(56)
Net interest income	62	62	56	49	57
Total revenues net of interest expense	1,316	1,250	1,239	1,137	1,172
Provisions for losses	20	21	13	21	15
Total revenues net of interest expense after provisions for losses	1,296	1,229	1,226	1,116	1,157
Expenses
Marketing, promotion, rewards and cardmember services	180	196	213	166	172
Salaries and employee benefits and other operating expenses	614	519	526	474	604
Total	794	715	739	640	776
Pretax segment income	502	514	487	476	381
Income tax provision	178	182	163	163	122
Segment income	$324	$332	$324	$313	$259

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information
(Billions, except percentages and where indicated)
	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Global Card billed business (A)	$219.0	$207.7	$207.6	$187.9	$197.7

Global Network & Merchant Services:
Total segment assets	$17.8	$16.0	$16.7	$14.2	$13.6
Segment capital (B)	$2.0	$2.0	$2.0	$1.9	$1.9
Return on average segment capital (C)	66.3%	64.4%	61.5%	62.1%	61.6%
Return on average tangible segment capital (C)	74.3%	70.8%	66.5%	66.1%	64.3%

Global Network Services (D):
Card billed business	$31.4	$30.1	$29.3	$26.0	$26.9
Total cards-in-force (millions)	34.2	32.9	31.4	30.2	29.0

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards.  In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(D) Since third quarter of 2010, for non-proprietary retail co-brand partners, Global Network Services metrics exclude cardmember accounts that have no out-of-store spend activity during the prior 12 month period.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)

	For the Twelve Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

ROE

Net income	$4,935	$4,805	$4,663	$4,349	$4,057
Average shareholders' equity	$17,842	$17,277	$16,508	$15,564	$14,755
Return on average equity (A)	27.7%	27.8%	28.2%	27.9%	27.5%

Reconciliation of ROCE and ROTCE

Net income	$4,935	$4,805	$4,663	$4,349	$4,057
Earnings allocated to participating share awards and other	58	56	55	52	51
Net income attributable to common shareholders	$4,877	$4,749	$4,608	$4,297	$4,006

Average shareholders' equity	$17,842	$17,277	$16,508	$15,564	$14,755
Average common shareholders' equity	$17,842	$17,277	$16,508	$15,564	$14,755
Average goodwill and other intangibles	4,215	3,992	3,744	3,487	3,334
Average tangible common shareholders' equity	$13,627	$13,285	$12,764	$12,077	$11,421
Return on average common equity (A)	27.3%	27.5%	27.9%	27.6%	27.2%
Return on average tangible common equity (B)	35.8%	35.7%	36.1%	35.6%	35.1%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles of $4.2 billion for the quarter ended December 31, 2011, $4.0 billion for the quarter ended September 30, 2011, $3.7 billion for the quarter ended June 30, 2011, $3.5 billion for the quarter ended March 31, 2011 and $3.3 billion for the quarter ended December 31, 2010.  The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II
(Millions)

	For the Twelve Months Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

U.S. Card Services
Segment income	$2,680	$2,653	$2,515	$2,366	$2,225
Average segment capital	$8,121	$7,762	$7,315	$6,746	$6,350
Average goodwill and other intangibles	425	436	446	457	459
Average tangible segment capital	$7,696	$7,326	$6,869	$6,289	$5,891
Return on average segment capital (A)	33.0%	34.2%	34.4%	35.1%	35.0%
Return on average tangible segment capital (A)	34.8%	36.2%	36.6%	37.6%	37.8%

International Card Services
Segment income	$723	$670	$593	$587	$537
Average segment capital	$2,797	$2,644	$2,464	$2,279	$2,136
Average goodwill and other intangibles	1,346	1,170	987	788	592
Average tangible segment capital	$1,451	$1,474	$1,477	$1,491	$1,544
Return on average segment capital (A)	25.8%	25.3%	24.1%	25.8%	25.1%
Return on average tangible segment capital (A)	49.8%	45.5%	40.1%	39.4%	34.8%

Global Commercial Services
Segment income	$738	$661	$614	$549	$450
Average segment capital	$3,619	$3,632	$3,628	$3,548	$3,581
Average goodwill and other intangibles	1,867	1,881	1,895	1,908	1,923
Average tangible segment capital	$1,752	$1,751	$1,733	$1,640	$1,658
Return on average segment capital (A)	20.4%	18.2%	16.9%	15.5%	12.6%
Return on average tangible segment capital (A)	42.1%	37.7%	35.4%	33.5%	27.1%

Global Network & Merchant Services
Segment income	$1,293	$1,228	$1,148	$1,085	$1,025
Average segment capital	$1,949	$1,908	$1,866	$1,746	$1,664
Average goodwill and other intangibles	209	174	140	105	70
Average tangible segment capital	$1,740	$1,734	$1,726	$1,641	$1,594
Return on average segment capital (A)	66.3%	64.4%	61.5%	62.1%	61.6%
Return on average tangible segment capital (A)	74.3%	70.8%	66.5%	66.1%	64.3%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital.  Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles.  The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Cardmember Loans
Appendix III
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010

Net interest income	$1,177	$1,179	$1,151	$1,134	$1,190
Average loans (billions)	$59.9	$58.9	$58.5	$58.5	$58.5
Adjusted net interest income (A)	$1,350	$1,356	$1,313	$1,326	$1,371
Adjusted average loans (billions) (B)	$59.9	$58.8	$58.2	$58.3	$58.4
Net interest income divided by average loans (C)	7.8%	7.9%	7.9%	7.9%	8.1%
Net interest yield on cardmember loans (D)	8.9%	9.1%	9.0%	9.2%	9.3%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Cardmember Loans
Appendix IV
(Millions)

	Quarters Ended
	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
USCS:
Net interest income	$1,141	$1,128	$1,063	$1,091	$1,122
Average loans (billions)	$51.4	$50.2	$49.7	$49.6	$49.8
Adjusted net interest income (A)	$1,156	$1,142	$1,080	$1,112	$1,143
Adjusted average loans (billions) (B)	$51.5	$50.2	$49.5	$49.6	$49.8
Net interest income divided by average loans (C)	8.8%	8.9%	8.6%	8.9%	8.9%
Net interest yield on cardmember loans (D)	8.9%	9.0%	8.7%	9.1%	9.1%

ICS:
Net interest income	$205	$215	$239	$219	$228
Average loans (billions)	$8.5	$8.7	$8.8	$8.8	$8.7
Adjusted net interest income (A)	$194	$214	$233	$214	$228
Adjusted average loans (billions) (B)	$8.4	$8.6	$8.7	$8.7	$8.5
Net interest income divided by average loans (C)	9.6%	9.8%	10.9%	10.1%	10.4%
Net interest yield on cardmember loans (D)	9.2%	9.9%	10.7%	10.0%	10.6%

(A)  Represents net interest income allocated to the Company's cardmember loan portfolio excluding the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember loans.

(B)  Represents average cardmember loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of cardmember loans.

(C)  This calculation includes elements of total interest income and total interest expense that are not attributable to the cardmember loan portfolio, and thus is not representative of net interest yield on cardmember loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to cardmember loans, and interest expense attributable to other activities, including cardmember receivables.

(D)  Net interest yield on cardmember loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis.  The calculation of net interest yield on cardmember loans includes interest that is deemed uncollectible. For all presentations of net interest yield on cardmember loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - cardmember loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation.